Prospectus Supplement	April 1, 2016

Putnam VT Capital Opportunities Fund
Prospectus dated April 30, 2015

The sub-section “Average annual total returns” in the section Investments, risks and performance under the Fund summary section is deleted in its entirety and replaced with the following:

Average annual total returns
(for periods ending 12/31/14)

Share class	1 year	5 years	10 years
Class IA	7.36%	15.11%	8.29%
Class IB	7.05%	14.83%	8.02%
Russell 2000 Index (no deduction for fees or expenses)	4.89%	15.55%	7.77%

As of April 1, 2016, the Russell 2000 Index (an unmanaged index of 2,000 small companies in the Russell 3000 Index) replaced the Russell 2500 Index (an unmanaged index of 2,500 small and midsize companies in the Russell 3000 Index) as the benchmark for this fund because, in Putnam Investment Management, LLC’s opinion, the securities tracked by this index more accurately reflect the types of securities that generally will be held by the fund. The average annual total returns of the Russell 2500 Index for the one-, five-, and ten-year periods ended on December 31, 2014 were 7.07%, 16.36%, and 8.72%, respectively.

PUTNAM INVESTMENTS	300354 -4/16